EQ Advisors Trust

Prospectus dated May 1, 2008

This Prospectus describes one (1) Portfolio* offered by EQ Advisors Trust and the Class IB shares offered by the Trust on behalf of the Portfolio. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

EQ/Franklin Templeton Founding Strategy Portfolio

*	This Portfolio may not be available as an investment in your variable life or annuity product or under your retirement plan. Please consult your product prospectus or retirement plan documents to see if the Portfolio is available under your contract or plan.

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of sixty-four (64) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IB shares of the EQ/Franklin Templeton Founding Strategy Portfolio of the Trust. The Portfolio is a diversified portfolio. Information on the Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview. In addition, a Glossary of Terms is provided at the back of this Prospectus. The investment objective of the Portfolio may be changed without a shareholder vote. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Trust’s Class IB shares.

The Trust’s shares are currently sold only to: (1) insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies; and (2) The Investment Plan for Employees, Managers and Agents (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolio that may be available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant of a retirement plan under a Contract. Please read that prospectus carefully and retain it for future reference.

The investment manager to the Portfolio is AXA Equitable (the “Manager”). The Manager, through its AXA Funds Management Group unit, provides day-to-day management of the Portfolio.

The day-to-day management of the Portfolio is provided by the Manager. Information regarding the Manager is included under “Management of the Trust — The Manager” in this Prospectus. The Manager may hire investment sub-advisers (“Advisers”) to provide day-to-day portfolio management for the Portfolio in the future. The Manager has been granted relief by the Securities and Exchange Commission (“SEC”) to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Trust’s Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Board of Trustees. If a new Adviser is retained for the Portfolio, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (“Affiliated Adviser”), such as Alliance Bernstein L.P. or AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Adviser is approved by the affected Portfolio’s shareholders.

The co-distributors of the Portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Portfolio, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolio

This section of the Prospectus provides a complete description of the principal investment objective, strategies, and risks of the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its investment objective. The investment objectives and policies of the Portfolio (except where otherwise noted) are not fundamental policies and may be changed without a shareholder vote.

Please note that:

•

Additional information regarding the principal risks of the Portfolio is included in the section “More Information on Risks and the Franklin Templeton Underlying Portfolios,” which follows the description of the Portfolio in this section of the Prospectus. In addition, the investment objective, principal investment strategy and a list of the principal investment risks of each of the Franklin Templeton Underlying Portfolios is included in the section “More Information on Risks and the Franklin Templeton Underlying Portfolios — Information Regarding the Franklin Templeton Underlying Portfolios.”

•	Additional information concerning the Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

EQ/Franklin Templeton Founding Strategy Portfolio

INVESTMENT OBJECTIVE: Primarily seeks capital appreciation and secondarily seeks income.

THE INVESTMENT STRATEGY

The Portfolio pursues its investment objectives by investing on a fixed percentage basis in a combination of the Trust’s portfolios sub-advised by Franklin Templeton, which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on an equal basis (33 1/3%) among the EQ/Franklin Income Portfolio, EQ/Mutual Shares Portfolio and EQ/Templeton Growth Portfolio (the “Franklin Templeton Underlying Portfolios”), each of which is a separate portfolio of the Trust.

The Franklin Templeton Underlying Portfolios have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the fixed percentage allocations for the Portfolio on the degree to which it believes the Franklin Templeton Underlying Portfolios, in combination, to be appropriate for the Portfolio’s investment objective. Each Franklin Templeton Underlying Portfolio is managed by the Manager and sub-advised by Franklin Advisers, Inc. (EQ/Franklin Income Portfolio), Franklin Mutual Advisers, LLC (EQ/Mutual Shares Portfolio) or Templeton Global Advisors Limited (EQ/Templeton Growth Portfolio) (together, the “Advisers”). The Manager reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval. Additional information regarding the Franklin Templeton Underlying Portfolios is included in the prospectus for those portfolios dated May 1, 2008, as supplemented from time to time. The Portfolio will purchase Class IA shares of the Franklin Templeton Underlying Portfolios, which are not subject to any sales charges or distribution or service (Rule 12b-1) fees.

The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Franklin Templeton Underlying Portfolios it holds. AXA Equitable will periodically rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocations.

The Portfolio also may deviate temporarily from its fixed percentage allocations for defensive purposes. The Portfolio may hold cash or cash equivalents (instead of being allocated to a Franklin Templeton Underlying Portfolio) as deemed appropriate by the Manager for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective. The Portfolio also may hold U.S. government securities and money market instruments directly for investment or other appropriate purposes.

Please note that the Franklin Templeton Underlying Portfolios may already be available directly as investment options in your Contract or variable life policy and that an investor in the Portfolio bears both the expenses of the Portfolio as well as the indirect expenses associated with the Franklin Templeton Underlying Portfolios. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Franklin Templeton Underlying Portfolios instead of in the Portfolio itself. However, not all of the Franklin Templeton Underlying Portfolios may be available as an investment option in your Contract. In addition, an investor who chooses to invest directly in the Franklin Templeton Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the Portfolio are:

•

Affiliated Portfolio Risk: In managing the Portfolio, the Manager has the authority to select and substitute the Franklin Templeton Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Franklin Templeton Underlying Portfolios both because the fees payable to it by some of the Franklin Templeton Underlying Portfolios are higher than the fees payable by other Franklin Templeton Underlying Portfolios and because the Manager is also responsible for managing the Franklin Templeton Underlying Portfolios.

•

Risks Associated with the Franklin Templeton Underlying Portfolios: Because the Portfolio invests in the Franklin Templeton Underlying Portfolios, it will indirectly bear fees and expenses charged by those Portfolios in addition to the Portfolio’s direct fees and expenses. The investments of the Portfolio are concentrated in the Franklin Templeton Underlying Portfolios and, thus, the Portfolio’s investment performance is directly related to the performance in the Franklin Templeton Underlying Portfolios. Because the Portfolio invests in the Franklin Templeton Underlying Portfolios, the Portfolio’s net asset value (“NAV”) is subject to fluctuations in the Franklin Templeton Underlying Portfolios’ respective NAVs. In addition, the Portfolio is subject to the risks associated with the securities in which the Franklin Templeton Underlying Portfolios invest. Both the Portfolio and the Franklin Templeton Underlying Portfolios are subject to certain risks, including the following, which are discussed in detail in the section entitled “More Information on Risks and the Franklin Templeton Underlying Portfolios.”

• Adviser Selection Risk • Convertible Securities Risk • Credit/Default Risk • Currency Risk • Depositary Receipts Risk • Derivatives Risk • Distressed Companies Risk	• Equity Risk • Foreign Securities and Emerging Markets Risk • Interest Rate Risk • Investment Company Securities Risk

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•   Investment Grade Securities Risk

•   Junk Bonds and Lower Rated Securities Risk

•   Large-Cap Company Risk

•   Liquidity Risk

•   Loan Participation and Assignments Risk

•   Market Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

• Portfolio Management Risk • Real Estate Investing Risk • Security Risk • Securities Lending Risk • Small-Cap and Mid-Cap Risk • Special Situations Risk • Value Investing Risk

•

Portfolio Management Risk: The risk that AXA Equitable’s selection of the Franklin Templeton Underlying Portfolios, and its allocation and reallocation of portfolio assets among the Franklin Templeton Underlying Portfolios, may not produce the desired results.

•

Market Risk: The share prices of the Franklin Templeton Underlying Portfolios, and thus the share price of the Portfolio, can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, AXA Equitable’s assessment of the companies in the Franklin Templeton Underlying Portfolios may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Franklin Templeton Underlying Portfolios’ investment approaches could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

More information about the risks of an investment in the Portfolio is provided in “More Information on Risks and the Franklin Templeton Underlying Portfolios” in the Prospectus.

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is April 30, 2007. Information about portfolio performance is not provided because, as of the date of this Prospectus, the Portfolio did not have returns for at least a full calendar year.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, re-invest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
EQ/Franklin Templeton Founding Strategy Portfolio	Class IB Shares
Management Fee	0.05%
Distribution and/or service (12b-1) fees	0.25%†
Other Expenses	0.22%
Acquired Fund Fees and Expenses (Franklin Templeton Underlying Portfolios)*	1.05%
Total Annual Portfolio Operating Expenses	1.57%
Less Waivers/Expense Reimbursements**	–0.12%
Net Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses**	1.45%
†	The maximum distribution and/or service (12b-1) fee for the Portfolio’s Class IB shares is equal to an annual rate of 0.50% of the average daily net assets attributable to the Portfolio’s Class IB shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to an annual rate of 0.25% of the average daily net assets attributable to the Portfolio’s Class IB shares. This arrangement will be in effect at least until April 30, 2009.
*	The Portfolio invests in shares of the Franklin Templeton Underlying Portfolios. Therefore, the Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by Franklin Templeton Underlying Portfolios and the investment return of the Portfolio will be reduced by each Franklin Templeton Underlying Portfolio’s expenses.
**	Pursuant to a contract, the Manager has agreed to waive or limit its management, administrative and other fees to limit the expenses of the Portfolio until April 30, 2009 (“Expense Limitation Agreement”) (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) so that the Net Operating Expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests and extraordinary expenses) do not exceed 0.40% for Class IB shares and Expenses). The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2009. In addition, the Manager has voluntarily agreed to waive all its management and administration fees and reimburse all other expenses associated with the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of the investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses) until April 30, 2009. Accordingly, the Net Operating Expenses (excluding Acquired Fund Fees and Expenses), taking into account the voluntary waiver by the Manager, will be 0% for Class IA shares. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the direct and indirect costs of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses (and the expenses of the Franklin Templeton Underlying Portfolios incurred indirectly) remain the same, and that the expense limitation arrangement currently in place is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher

6	About the investment portfolios	EQ Advisors Trust

or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares
1 Year	$148
3 Years	$484
5 Years	$844
10 Years	$1,857

WHO MANAGES THE PORTFOLIO

The Manager

AXA Equitable, through its AXA Funds Management Group unit (“AXA FMG”), 1290 Avenue of the Americas, New York, New York 10104, manages the Portfolio. As of December 31, 2007, AXA Equitable had approximately $89.7 billion in assets under management.

A committee of AXA FMG investment personnel manages the Portfolio. Kenneth Kozlowski serves as the lead portfolio manager of the committee with primary responsibility for day-to-day management of the Portfolio. Xavier Poutas and Terence Grennon assist the lead portfolio manager with day-to-day management of the Portfolio but do not have primary responsibility for management of the Portfolio.

Kenneth T. Kozlowski, CFP®, CHFC, CLU has served as Vice President of AXA Equitable from February 2001 to present. He has had primary responsibility for the asset allocation, fund selection and rebalancing of AXA Equitable’s funds of funds since 2003 and for the Portfolio since its inception. Prior to June 1, 2007, Mr. Kozlowski served as Chief Financial Officer of the Trust since December 2002.

Xavier Poutas, CFA® joined AXA FMG in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. From November 2003 to September 2004, he served as Audit Manager of AXA Internal Audit, and from September 2002 to October 2003, he was a senior auditor with AXA Internal Audit. Mr. Poutas assists in portfolio analysis and portfolio performance evaluation with respect to the Portfolio.

Terence Grennon joined AXA FMG in November 2004 as Director of Asset Allocation and was involved in the implementation of the asset allocation strategy for AXA Equitable’s funds of funds. He joined AXA Equitable in 1999 as Director of Asset Allocation Rationalization and held such position until 2004. Mr. Grennon is involved in asset allocation oversight and direction, oversight of asset class inputs (return, risk and correclations) and the development of asset class models.

Information about the lead manager’s compensation, other accounts he manages and his ownership of securities in the Portfolio is available in the Trust’s Statement of Additional Information.

EQ Advisors Trust	About the investment portfolios	7

2. More information on risks and the Franklin Templeton Underlying Portfolios

Risks

The Portfolio follows a distinct set of investment strategies. The Portfolio’s performance will be subject to the risks of investing in the types of securities in which a Franklin Templeton Underlying Portfolio invests in direct proportion to the amount of assets the Portfolio invests in the Franklin Templeton Underlying Portfolio. For example, to the extent the Portfolio invests in Franklin Templeton Underlying Portfolios that invest primarily in equity securities, fixed income securities or foreign securities, the performance of the Portfolio will be subject to the risks of investing in those securities.

The Franklin Templeton Underlying Portfolios have principal investment strategies that come with inherent risks. Each Franklin Templeton Underlying Portfolio’s principal risks are described in more detail in its prospectus.

General Risks of the Franklin Templeton Underlying Portfolios

Each of the Franklin Templeton Underlying Portfolios may be subject to certain general investment risks, as discussed below.

Adviser Selection Risk. The risk that the process for selecting or replacing an Adviser for a Franklin Templeton Underlying Portfolio and the decision to select or replace an Adviser does not produce the intended result.

Derivatives Risk. An investment in a derivative (a security whose value is based on another security or index) may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Franklin Templeton Underlying Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Franklin Templeton Underlying Portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk. The risk that exists when particular investments are difficult to purchase or sell. An investment in illiquid securities may reduce returns of a Franklin Templeton Underlying Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. This may result in a loss or may be costly to a portfolio.

Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Portfolio Management Risk. The risk that the strategies used by the Advisers and their securities selections fail to produce the intended results.

Security Risk. The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Securities Lending Risk. For purposes of realizing additional income, each Franklin Templeton Underlying Portfolio may lend securities to broker-dealers approved by the Trust’s Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a Franklin Templeton Underlying Portfolio. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Risks of Equity Investments

Each Franklin Templeton Underlying Portfolio may invest in equity securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in equity securities in direct proportion to the Portfolio’s investments in these securities through the Franklin Templeton Underlying Portfolios. The risks of investing in equity securities may include:

Convertible Securities Risk. Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Investments by certain of the Franklin Templeton Underlying Portfolios in convertible debt securities are not subject to any ratings restrictions, although the Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a certain Franklin Templeton Underlying Portfolio should invest and/or continue to hold the securities.

8	More information on risks and the Franklin Templeton Underlying Portfolios	EQ Advisors Trust

Equity Risk. Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

Investment Company Securities Risk. A Franklin Templeton Underlying Portfolio may invest in investment company securities as permitted by the 1940 Act. Investment company securities are securities of other open-end or closed-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Investment Style Risk. The Advisers use a particular style or set of styles, in this case “value” styles, to select investments for the Franklin Templeton Underlying Portfolios. These styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Franklin Templeton Underlying Portfolio’s share price.

Value Investing Risk. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Real Estate Investing Risk. Investing in real estate investment trusts (“REITS”) exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. REITs generally invest directly in real estate (equity REITS), in mortgages on real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Operating REITs requires specialized management skills and an Franklin Templeton Underlying Portfolio indirectly bears REIT management expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific Internal Revenue Code requirements in order to qualify for the tax-free pass through of income.

Small- and Mid-Capitalization Risk. There may be an increased risk for Franklin Templeton Underlying Portfolios that invest in small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Franklin Templeton Underlying Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Special Situations Risk. A Franklin Templeton Underlying Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, restructurings tender or exchange offers or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” may not be completed on the terms or within the time frame contemplated or might not occur at all, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the Franklin Templeton Underlying Portfolio.

Risks of Fixed Income Investments

Each Franklin Templeton Underlying Portfolio may invest in debt securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in fixed income securities in direct proportion to the Portfolio’s investments in these securities through the Franklin Templeton Underlying Portfolios. Examples of bonds include, but are not limited to, corporate debt securities (including notes), asset-backed securities, securities issued by the U.S. Government and obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments as limited in each Franklin Templeton Underlying Portfolio’s investment strategies. In addition to bonds, debt securities also include money market instruments. The risks of investing in fixed income securities may include:

Credit/Default Risk. The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Lower rated securities involve a substantial risk of default or downgrade and are more volatile than investment

EQ Advisors Trust	More information on risks and the Franklin Templeton Underlying Portfolios	9

grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s credit worthiness.

Convertible Securities Risk. As noted above, convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Franklin Templeton Underlying Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that portfolio. The Adviser will consider such event in its determination of whether a portfolio should continue to hold the securities.

Distressed Companies Risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Interest Rate Risk. This is the risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on a Franklin Templeton Underlying Portfolio holding a significant portion of its assets in fixed income securities with long term maturities.

Investment Grade Securities Risk. Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s are considered investment grade securities. Securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Loan Participation and Assignments Risk. An investment in loan participation and assignments is subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that a Franklin Templeton Underlying Portfolio could be held liable as a co-lender.

Lower-Rated Securities Risk (also referred to as Junk Bond Risk or Below Investment Grade Securities Risk). Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time, which will reduce their yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Franklin Templeton Underlying Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. The early retirement of particular classes or series of a collateralized mortgage obligation held by a Franklin Templeton Underlying Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

If a Franklin Templeton Underlying Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, it as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan. As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. In addition, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner. Moreover, instability in the markets for mortgage-backed and asset-backed securities may affect the liquidity of such securities, which means that a Franklin Templeton Underlying Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Franklin Templeton Underlying Portfolio may incur greater losses on the sale of such

10	More information on risks and the Franklin Templeton Underlying Portfolios	EQ Advisors Trust

securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset- backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Risks of Foreign Securities Investments

Each Franklin Templeton Underlying Portfolio may invest in foreign securities. Therefore, your investment in the Portfolio will be subject to the risks of investing in foreign securities in direct proportion to the Portfolio’s investments in these securities through the Franklin Templeton Underlying Portfolios. The risks of investing in foreign securities may include:

Foreign Securities Risk. A Franklin Templeton Underlying Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the portfolio’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. A Franklin Templeton Underlying Portfolio may be subject to the following risks associated with investing in foreign securities:

Currency Risk. The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Franklin Templeton Underlying Portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

Depositary Receipts. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Franklin Templeton Underlying Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Franklin Templeton Underlying Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk. Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on an Franklin Templeton Underlying Portfolio’s foreign investments.

Regulatory Risk. Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Franklin Templeton Underlying Portfolio to carry out transactions. If a Franklin Templeton Underlying Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Franklin Templeton Underlying Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Franklin Templeton Underlying Portfolio could be liable for any losses incurred.

Transaction Costs Risk. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

EQ Advisors Trust	More information on risks and the Franklin Templeton Underlying Portfolios	11

Information Regarding the Franklin Templeton Underlying Portfolios

The following is additional information regarding the Franklin Templeton Underlying Portfolios. If you would like more information about the Franklin Templeton Underlying Portfolios, their Prospectuses and Statements of Additional Information are available by contacting your financial professional, or the portfolios at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, NY 10104

Telephone: 1-877-222-2144

The Manager reserves the right to add new underlying portfolios or replace existing underlying portfolios without shareholder approval.

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Franklin Income Portfolio	Seeks to maximize income while maintaining prospects for capital appreciation.	Under normal circumstances, the Portfolio invests in a diversified portfolio of debt and equity securities. Debt securities include bonds, notes and debentures. Equity securities include common stocks, preferred stocks and convertible securities.

•   Convertible Securities Risk

•   Credit Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Grade Securities Risk

•   Junk Bonds and Lower Rated Securities Risk

•   Liquidity Risk

•   Loan Participation and Assignments Risk

•   Mortgage-Backed and Asset-Backed Securities Risk

•   Real Estate Investing Risk

•   Value Investing Risk

EQ/Mutual Shares Portfolio	Seeks to achieve capital appreciation, which may occasionally be short-term, and secondarily seeks income.	Under normal circumstances, the Portfolio invests mainly in equity securities (including securities convertible into, or that the Adviser expects to be exchanged for, common or preferred stocks) of U.S. and foreign companies that the Adviser believes are undervalued. The Portfolio invests primarily in mid- and large-cap companies with market capitalization greater than $5 billion at the time of investment, but it may invest a significant portion of its assets in small-cap companies as well.

•   Credit Risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Distressed Companies Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Interest Rate Risk

•   Investment Company Securities Risk

•   Junk Bonds and Lower Rated Securities Risk

•   Large-Cap Company Risk

•   Liquidity Risk

•   Real Estate Investing Risk

•   Small-Cap and Mid-Cap Company Risk

•   Special Situations Risk

•   Value Investing Risk

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Information Regarding the Franklin Templeton Underlying Portfolios (continued)

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks
EQ/Templeton Growth Portfolio	Seeks to achieve long-term capital growth.	Under normal circumstances, the Portfolio invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. Equity securities include common stocks, preferred stocks and convertible securities. The Portfolio may invest in securities in any capitalization range, but may only invest to a limited extent in securities issued by small capitalization companies.

•   Credit risk

•   Currency Risk

•   Depositary Receipts Risk

•   Derivatives Risk

•   Equity Risk

•   Fixed Income Risk

•   Foreign Securities and Emerging Markets Risk

•   Interest Rate Risk

•   Large Cap Company Risk

•   Real Estate Investing Risk

•   Small-Cap and Mid-Cap Company Risk

•   Value Investing Risk

EQ Advisors Trust	More information on risks and the Franklin Templeton Underlying Portfolios	13

3. Management of the Trust

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolio. The Trust issues shares of beneficial interest that are currently divided among sixty-four (64) portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IB shares of one (1) Portfolio. The Portfolio has its own objective, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

AXA Equitable, through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. More detailed information concerning the Manager is included in the description of the Portfolio in the section “About the Investment Portfolio.”

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolio. In addition to its managerial responsibilities, the Manager is responsible for determining the asset allocation range for the Portfolio and ensuring that the allocation is consistent with the guidelines that have been approved by the Board. The Manager will rebalance the Portfolio’s holdings as deemed necessary to bring the asset allocation of the Portfolio back into alignment with its fixed percentage allocation.

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable is available in the Trust’s Annual Report to Shareholders for the fiscal period ended June 30, 2007.

Management Fees

The Portfolio pays a fee to the Manager for management services. The table below shows the contractual annual rate of the management fees (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio.

Portfolio	Contractual Annual Fee Under Management Agreement (as a percentage of average daily net assets)
EQ/Franklin Templeton Founding Strategy	0.05%

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays AXA Equitable a fee at an annual rate equal to 0.15% of the Portfolio’s average daily net assets plus $35,000. As noted in the prospectus for each Franklin Templeton Underlying Portfolio, AXA Equitable and its affiliates serve as investment manager and administrator for the Franklin Templeton Underlying Portfolios, and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. The Manager’s selection of Franklin Templeton Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.

Expense Limitation Agreement

In the interest of limiting until April 30, 2009 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of the Portfolio, the Manager has entered into an expense limitation agreement with the Trust with respect to the Portfolio (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, fees and expenses of the Franklin Templeton Underlying Portfolios, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) are limited to the following respective expense ratios:

Expense Limitation Provisions

Total Expenses Limited to (% of daily net assets)
Portfolio	Class IB Shares
EQ/Franklin Templeton Founding Strategy Portfolio	0.40%

The Manager may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made, and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments or waivers made, the Portfolio will be charged such lower expenses.

14	Management of the Trust	EQ Advisors Trust

Legal Proceeding

Franklin, Franklin Mutual, Franklin Advisers and Templeton

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Franklin Advisers”) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Franklin Advisers neither admitted nor denied any of the findings contained therein, Franklin Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of that settlement and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as de-scribed above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the “Judicial Panel”) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the “MDL”). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (“Franklin Distributors”) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Franklin Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Franklin Advisers and Franklin Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Franklin Advisers and Franklin Distributors. The SEC approved the independent distribution consultant’s proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC’s order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

EQ Advisors Trust	Management of the Trust	15

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of the Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) serve as the distributors for the Class IA and Class IB shares of the Trust. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of AXA Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust are charged an annual fee to compensate each of the distributors for promoting, selling and servicing shares of the Portfolios. The annual fee currently equals 0.25% (subject to a 0.50% maximum under the Distribution Plan) of the Portfolio’s average daily net assets attributable to Class IB shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time, the fees will increase your cost of investing and may cost you more than other types of charges.

The distributors may receive payments from certain Advisers of the Franklin Templeton Underlying Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ Franklin Templeton Underlying Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributors also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

16	Fund distribution arrangements	EQ Advisors Trust

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed, and payment with respect thereto will normally be made, within seven days after tender. The Portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. The Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash, or may take up to seven days to pay a redemption request in order to raise capital when it is detrimental for the Portfolio to make cash payments, as determined in the sole discretion of AXA Equitable.

Frequent transfers or purchases and redemptions of Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Portfolio. Excessive purchases and redemptions of shares of the Portfolio may adversely affect Portfolio performance and the interests of long-term investors by requiring the Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, the Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. To the extent the Portfolio invests in Franklin Templeton Underlying Portfolios that invest a significant portion of their assets in foreign securities (which would include each Franklin Templeton Underlying Portfolio), the securities of small- and mid-capitalization companies (e.g., the EQ/Mutual Shares and EQ/Templeton Growth Portfolios) or high-yield bond securities (e.g., EQ/Franklin Income and EQ/Mutual Shares Portfolios), it will tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than a portfolio that does not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the Portfolio discourage frequent purchases and redemptions of Portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Portfolio shares. As a general matter, the Portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Portfolio.

The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services and any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in the Portfolio. The Trust aggregates inflows or outflows for the Portfolio on a daily basis. When a potentially disruptive transfer into or out of the Portfolio occurs on a day when the Portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity con-

EQ Advisors Trust	Buying and selling shares	17

tinues, AXA Equitable may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of Portfolio shares also apply to retirement plan participants, but do not apply to AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Portfolio.

18	Buying and selling shares	EQ Advisors Trust

6. How portfolio shares are priced

“Net asset value” is the price of one share of the Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of the Portfolio’s shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by the Portfolio or its designated agent.

•

The Portfolio may have net asset value changes on days when shares cannot be purchased or sold because it invests in Franklin Templeton Underlying Portfolios that may invest heavily in foreign securities, which sometimes trade on days when the Portfolio’s and the Franklin Templeton Underlying Portfolios’ shares are not priced.

Shares of the Franklin Templeton Underlying Portfolios held by the Portfolio are valued at their respective net asset values. Generally, other portfolio securities and assets of the Portfolio as well as portfolio securities and assets held by the Franklin Templeton Underlying Portfolios are valued as follows:

•

Equity securities (including securities issued by exchange-traded funds (“ETFs”)) – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value).

•

Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options – last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or the lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities – shares of open-end mutual funds (other than ETFs) held by the Portfolio or Franklin Templeton Underlying Portfolios will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Board of Trustees of the Trust. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of portfolio shares is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that each portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a portfolio’s NAV by those traders.

EQ Advisors Trust	How portfolio shares are priced	19

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolio.

Tax Consequences

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. The Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (Portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that the Portfolio will be operated to have no federal tax liability, if the Portfolio does have federal tax liability such liability would hurt its investment performance. Also, to the extent the Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that could reduce its investment performance.

It is important for the Portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a ”look-through” rule in determining whether the Contracts indirectly funded by the Portfolio meet the investment diversification rules for separate accounts. If the Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and administrator of the Trust, therefore carefully monitors the Portfolio’s compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contract holders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

20	Dividends and other distributions and tax consequences	EQ Advisors Trust

8. Glossary of Terms

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a Portfolio on any given day without taking into account any sales charges. It is determined by dividing a Portfolio’s total net assets by the number of shares outstanding.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a Portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a Portfolio is, the less volatile it will be.

Yield — The rate at which a Portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

EQ Advisors Trust	Glossary of Terms	21

9. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Trust’s Class IA and Class IB shares. The financial information in the table below is for the period of the Portfolio’s operations. The financial information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2007 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/Franklin Templeton Founding Strategy Portfolio

	Class IA		Class IB
	April 30, 2007* to December 31, 2007(d)
Net asset value, beginning of period	$10.00		$10.00

Income from investment operations:
Net investment income	0.14		0.27
Net realized and unrealized gain on investments	(0.40)		(0.54)

Total from investment operations	(0.26)		(0.27)

Less distributions:
Dividends from net investment income	(0.15)		(0.14)
Distribution from realized gains	—	#	—	#

Total dividends and distributions	(0.15)		(0.14)

Net asset value, end of period	$9.59		$9.59

Total return (b)	(2.54)%		(2.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$97		$825,630
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	—	%(e)	0.25	%(e)
Before waivers and reimbursements (a)	0.27	%(c)	0.52	%(c)
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.12%		4.05%
Before waivers and reimbursements (a)	(8.52)%		3.78%
Portfolio turnover rate	0%		0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.71		$0.02

*	Commencement of Operations.
#	Per share amount is less than $0.01.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(d)	Net investment income and capital changes per share are based on average shares outstanding.
(e)	Effective May 1, 2007, the Manager has voluntarily waived management and administration fees and reimbursed all other expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of investment companies in which the Portfolio invests, Rule 12b-1 fees and extraordinary expenses).

22	Financial Highlights	EQ Advisors Trust

If you would like more information about the Portfolio, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Include more information about the Portfolio’s investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the Portfolio, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio’s SAI.

To order a free copy of the Portfolio’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the Portfolio at:

EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 1-877-222-2144

Your financial professional or EQ Advisors Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the Portfolio (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio is available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following

E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section

Washington, D.C. 20549-0102

EQ Advisors Trust

(Investment Company Act File No. 811-07953)

© 2008 EQ Advisors Trust